------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): January 23, 2003





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    333-86786             41-1955181
----------------------------       -------------         ---------------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
        of Incorporation)           File Number)         Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000

 -----------------------------------------------------------------------------

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.       Other Events.

                  On January 30, 2002, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RZ1, Class A-I-1A, Class A-I-1B, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-II, Class A-IO, Class SB, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of January 1, 2003 among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.

                  In  connection  with the  sale of the  Series  2003-RZ1  Class
         A-I-1A, Class A-I-1B, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-II and Class A-IO Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc., Residential Funding Securities Corporation and Banc of America Securities LLC (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-86786, which Computational Materials are being filed electronically as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational  Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

      Item 7.Financial Statements. Pro Forma Financial Information and Exhibits

                   (a)     Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits:

                                    ITEM 601(A) OF
                                    REGULATION S-K
         EXHIBIT NO.                EXHIBIT NO.               DESCRIPTION


  1                          99                        Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                   By     /s/Mark White
                                   Name:     Mark White
                                   Title:    Vice President

Dated: January 23, 2003

                                  Exhibit Index


                  Item 601(a) of            Sequentially
Exhibit           Regulation S-K            Numbered
Number            Exhibit No.               Description                Page

1                          99             Computational     Filed Electronically
                                           Materials

                                  EXHIBIT 99.1